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                                                             EXHIBIT 10.14(a)

                             PAPEREXCHANGE.COM, LLC
                             1998 EQUITY OPTION PLAN
                                  AMENDED AS OF
                                   MAY 7, 1999
1. PURPOSE

      The purpose of the Plan is to further the interests of the Company and any Affiliate of the Company by strengthening the desire of Employees to continue their employment with the Company and any affiliate of the Company and by securing other benefits for the Company and any affiliate of the Company through Options to be granted hereunder.

2. DEFINITIONS

      Whenever used herein the following terms shall have the following meanings, respectively:

      (a) "Affiliate" shall mean any person or business entity which controls, is controlled by, or is under the common control with, any other person.

      (b) "Board" shall mean the Management Board of the Company.

      (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (d) "Committee" shall mean the Company's Equity Option Committee or Compensation Committee appointed by the Board, of it no such committee has been appointed, reference to "Committee" herein shall be deemed to refer to the Board.

      (e) "Economic Interests," "Assignee", and "Member" shall have the meanings ascribed to such terms in the Company's Operating Agreement.

      (f) "Equity Interest" shall mean the ownership of an Economic Interest in the Company. An Economic Interest may be expressed in terms of Shares, with all Shares owned by any holder being such person's Shares or total Economic Interests.

      (g) "Company" shall mean PaperExchange.com, LLC, a Delaware Limited Liability Company.

      (h) "Disinterested Person" shall have the meaning set forth in Rule 16(b)-3(d)(3) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), which provides that a disinterested person is a member of the Board who, at the time of the grant of an Option, is not eligible, and for at least one year prior to the grant of an Option has not been eligible, to participate in the Plan or any


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plan of the Company or any affiliate of the Company entitling the person to acquire equity, equity options or equity appreciation rights of the Company.

      (i) "Employee" shall mean, in connection with Options, any director, officer, employee or independent contractor of the Company or any Affiliate of the Company, it being understood that the Board may in its discretion also grant Options to induce individuals to become and remain as directors, officers, employees or independent contractors and that such persons, for purposes of receiving Options hereunder, shall be deemed "Employees."

      (j) "Fair Market Value" of the Company as of the date of this Plan is determined to be $10,000,000. The Fair Market Value of the Company in the future shall be determined by the Board in accordance with Section 20.20312 of the Federal Estate Tax Regulations.

      (k) "Option" shall mean an Option granted under the Plan.

      (l) "Optionee" shall mean any Employee who has been granted an Option to purchase equity in the Company under the Plan.

      (m) "Permanent Disability" shall mean termination of employment with the Company or any Subsidiary or Parent Corporation of the Company with the consent of the Company or such Subsidiary or Parent Corporation by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

      (n) "Plan" shall mean this PaperExchange.com, LLC 1998 Equity Option Plan.

3. ADMINISTRATION

      (a) The Plan shall be administered either (i) by the board, with the majority of the Board acting at any time consisting of Disinterested Persons, or
(ii) in the discretion of the Board, by a Committee of at least three persons appointed by the Board, at least two of such members being members of the Board and all of such members being Disinterested Persons; provided, however, that if a majority of the Board does not consist of Disinterested Persons, the Board shall appoint a Committee consisting of Disinterested Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies.

      (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

      (c) Subject to the provisions of the Plan, the Committee or the Board shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option may be exercised and the number of shares which may be exercised at


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any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determination necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be conclusive and binding on all Employees and on their guardians, legal representatives and beneficiaries.

      (d) The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct and/or criminal acts of such persons.

      (e) The Company will provide financial information to the Optionees on the same basis as the Company provides such information to its members.

4. PERCENTAGE OF COMPANY SUBJECT TO PLAN

      The equity to be offered under the Plan shall not exceed 1,000,000 Shares or Economic Interests. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased equity subject thereto shall again be available for purposes of this Plan.

5. ELIGIBILITY AND PARTICIPATION

      (a) The Committee shall determine the Employees to whom Options shall be granted and the amount of equity to be subject to each Option. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

      (b) The Board shall have the authority, without member approval, to amend the Plan, to exclude from eligibility any Employee who owns equity possessing more than ten percent (10%) of the voting power or value the outstanding equity of the Company or any Affiliate if such action is required to qualify the Plan at any time in any state.

      (c) Each Option shall be evidenced by a written Equity Option Agreement with such terms and conditions and in such form as determined by the Committee. Each Equity Option Agreement shall be executed by the Committee and the Optionee.

      (d) The Committee may grant a Phantom Option to any Employee who the Committee determines would not be a suitable purchaser of unregistered securities in a private offering under Regulation D of the Securities Act of 1933, as amended (the "1933 Act"). A


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Phantom Option shall have all characteristics of any other Option granted hereunder, unless provided herein to the contrary.

6. PURCHASE PRICE

      (a) The purchase price covered by each Option shall not be less than eighty-five percent (85%) of the Fair Market Value of the Shares or Economic Interests being purchased as established on the date the Option is granted.

7. DURATION OF OPTIONS

      The expiration date of each Option and all rights thereunder shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be five (5) years from the date on which the Option is granted, and shall be subject to earlier termination as provided herein.

8. EXERCISE OF OPTIONS

      (a) An Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part at any time after the date of grant, based on such factors as the Committee shall deem appropriate in its sole discretion.

            As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the equity covered by the Option, an amount equal to any federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option.

      (b) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the 1934 Act.

      (c) Phantom Options may not be exercised. Instead, the Company shall pay the Optionee the amount which the Fair Market Value of each Phantom Option Share exceeds the per Share exercise price in cash when the Phantom Option vests.

9. METHOD OF EXERCISE

      (a) To the extent that the right to exercise an Option, in whole or in part, has accrued, Options may be exercised from time to time by giving written notice to the Company stating the Shares or Economic Interest with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier's check payable to the order of the Company or


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the equivalent thereof acceptable to the Company, of the purchase price for the equity being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 8 hereof. The Company shall update its books and records to reflect the change in ownership of the Company as a result of the exercise of the Option.

      (b) In the Committee's discretion, payment of the purchase price for the Shares or Economic Interest with respect to which the Option is being exercised may be made in whole or in part with Economic Interest in the Company. If requested by the Committee, prior to accepting payment in such a manner, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the Shares or Economic Interest free and c1ear of all liens and encumbrances. The value of the Shares or Economic Interest tendered in payment for the Option exercise shall be its Fair Market Value on the date of the Optionee's exercise.

      (c) If an Optionee, or other person entitled to exercise an Option, fails to accepts delivery of or fails to pay for all or any portion of the Shares or Economic Interest requested in the notice of exercise, upon tender of delivery of or fails to pay for all or any portion of the Shares or Economic Interest requested in the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such Share or Economic Interest.

10. NON-TRANSFERABILITY OF OPTIONS

      No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee.

11. CONTINUANCE OF EMPLOYMENT

      Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of his employment by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

12. TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR PERMANENT DISABILITY

      Except as the Committee may determine otherwise with respect to any Options granted hereunder:

      (a) If an Optionee ceases to be an Employee for any reason other than his death or Permanent Disability, any Options granted to him under the Plan shall terminate three months from the date on which such Optionee terminates his employment unless such Optionee has been


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rehired by the Company and is an Employee on such date. During such three-month period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his employment and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this Section 12, but no Option may be exercised during any such leave of absence, except during the first 30 days thereof.

      (b) Termination of employment other than by death or Permanent Disability for purposes hereof shall be deemed to take place upon the earliest to occur of the following: (i) the Optionee's retirement under the normal retirement policies of the Company or any Affiliate; (ii) the date of the Optionee's retirement with the approval of the Committee because of disability other than Permanent Disability; (iii) the date an Optionee receives notice or advice that his employment is terminated; or (iv) the date an Optionee ceases to render his services to the Company or any Affiliate (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company or any Affiliate after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice, or for other benefits shall not affect the termination date.

13. DEATH OR PERMANENT DISABILITY OF OPTIONEE

      Except as the Committee may determine otherwise with respect to any Options granted hereunder:

      If an Optionee shall die at a time when he is employed by the Company or any Affiliate or if the Optionee shall cease to be an Employee by reason of Permanent Disability, any Options granted to him under the Plan shall terminate one year after the date of his death or termination of employment due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his retirement due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

14. PURCHASE NOT FOR DISTRIBUTION

      Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all equity purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option must agree in writing that the Shares or Economic Interest is being acquired in good faith without


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a view to distribution except as may be permitted by the 1933 Act, and the rules and regulations promulgated thereunder.

15. PRIVILEGES OF EQUITY OWNERSHIP

      No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a Member of the Company with respect to any Shares or Economic Interest in the Company issuable upon exercise of such Option until such person has been admitted as a Member pursuant to the Operating Agreement. The Company may admit an Optionee as a Member only upon satisfaction of the requirements for Membership, then in effect, as set forth in the Company's Operating Agreement. An Optionee who purchases Shares or an Economic Interest in the Company upon exercise of an Option will have the rights of an Assignee until such person becomes a Member. No adjustment shall be made for dividends or distributions of rights in respect of such Shares or Economic Interest if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16. ADJUSTMENTS

      (a) If the outstanding Shares or Economic Interests of the Company change from the date the Option is granted due to a combination or subdivision of outstanding Shares or Economic Interests or a dividend or other distribution payable pro-rata to the Members in Shares or Economic Interests, the aggregate purchase price applicable to the unexercised portion of any outstanding Option shall be adjusted accordingly; otherwise there will be no such adjustments.

      (b) Notwithstanding the provisions of subsection (a) of this Section 16, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation with one or more corporations as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company or of more than 80% of the then outstanding equity of the Company to another corporation or entity, the Plan and each outstanding Option shall terminate; provided, however, that (i) each Option, for which no option has been tendered by the surviving corporation in accordance with all of the terms of provision (ii) immediately below shall become fully exercisable subject to the provisions of Sections 8(b) and (c) hereof within 30 days before the effective date of such dissolution, liquidation, merger, consolidation or sale of stock or assets in which the Company is not the surviving entity; or (ii) in its sole and absolute discretion, the surviving corporation may, but shall not be obligated to, tender to any Optionee holding an Option an option or options to purchase equity of the surviving entity, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any Option then outstanding under the Plan.

      (c) Adjustments under this Section 16 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.


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17. AMENDMENT AND TERMINATION OF PLAN

      (a) The Board may from time to time, with respect to any Shares or Economic Interests at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the Members of the Company if the amendment would (i) materially increase the benefits accruing to participants under the Plan; or (ii) materially modify the requirements as to eligibility for participation in the P1an.

      (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

      The terms and conditions of any Option granted to an Optionee under the Plan may be modified or amended only by a written agreement executed by the Optionee and the Company.

18. EFFECTIVE DATE OF PLAN

      This Plan shall become effective upon adoption by the Board and the Members.

19. TERM OF PLAN

      No Option shall be granted pursuant to the Plan after ten years from the date of adoption of the Plan by the Board.

      This Plan is amended effective as of May 7, 1999.


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